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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2020

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01    Regulation FD Disclosure
On October 1, 2020, Lyft, Inc. (the “Company” or “Lyft”), announced it is expanding its insurance carrier partnerships to include additional leading auto insurance carriers.
“As rideshare continues to play a critical role in modern transportation across the country, Lyft is excited to broaden its rideshare insurance partnerships, resulting in a panel of highly trusted auto carriers,” said Curtis Scott, Vice President of Risk at Lyft. “This allows us to leverage the regional expertise of these large insurers as our business continues to evolve, ensuring we have claims handling specifically built for ridesharing as well as data driven risk mitigation and reliable security for riders and drivers on the Lyft platform. Additionally, we look forward to further integrating our cutting-edge risk management solutions with these partners and partnering to bring innovative insurance products to market.”
Lyft is expanding its rideshare insurance program to include Allstate Insurance Company (North Light Specialty Insurance Company), Liberty Mutual Insurance, and Mobilitas Insurance Company, a wholly-owned subsidiary of CSAA Insurance Group, while also deepening its existing partnership with Progressive (United Financial Casualty Company). These partners will be focused on providing insurance and leveraging their claims servicing expertise in designated states. Lyft will also continue to work with AXA-XL for insurance coverage and Constitution State Services, Travelers’ third-party administrator, for claim services in select states across the country. In aggregate, the proportion of insurance risk transferred from Lyft to partners, related to insurance required by regulatory agencies for US ridesharing, will increase to a slight majority of risk during the twelve months ended September 30, 2021, versus a minority of risk during the twelve months ended September 30, 2020. The Company expects that these changes to its rideshare insurance program will reduce potential volatility in Lyft’s insurance costs related to the policy year ending September 30, 2021.
Disclosure Information
Lyft announces material information to the public about Lyft, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (investor.lyft.com), its Twitter account (@lyft), and its blogs (including: lyft.com/blog, lyft.com/hub, eng.lyft.com, medium.com/@LyftLevel5, medium.com/sharing-the-ride-with-lyft and medium.com/@johnzimmer) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Lyft’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Lyft’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the effect of the expansion in Lyft’s rideshare insurance partnerships on Lyft’s financial statements and its operations. Lyft’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the impact of the COVID-19 pandemic and individual, business and government responses thereto, on our business, operations and the economy, and risks regarding our ability to forecast our performance due to our limited operating history and the COVID-19 pandemic. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in Lyft’s filings with the Securities and Exchange Commission (“SEC”), including Lyft’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 as filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to Lyft as of the date hereof, and Lyft disclaims any obligation to update any forward-looking statements, except as required by law.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date: October 1, 2020	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer